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                                                                     EXHIBIT 32

                                  ARQULE, INC.

                CERTIFICATE OF THE CHIEF EXECUTIVE OFFICER AND
                            CHIEF FINANCIAL OFFICER

The undersigned, Stephen A. Hill, President and Chief Executive Officer of ArQule, Inc. (the "Company") and Louise A. Mawhinney, Vice President, Chief Financial Officer and Treasurer, and Principal Financial and Accounting Officer of the Company, both duly elected and currently serving, do each hereby certify that, to the best of his or her knowledge:

         1. The quarterly report on Form 10-Q for the period ending March 31, 2004, filed on behalf of the Company pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") and containing the financial statements of the Company, fully complies with the requirements of section 13(a) of the Exchange Act; and

         2. the information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by such quarterly report.

This certification accompanies the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2004, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "2002 Act") and shall not be deemed filed by the Company for purposes of Section 18 of the Exchange Act.

This certification is being made for the exclusive purpose of compliance by the Chief Executive Officer and Acting Principal Accounting and Financial Officer of the Company with the requirements of Section 906 of the 2002 Act, and may not be disclosed, distributed or used by any person for any reason other than as specifically required by law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 7th day of May 2004.

/s/ Stephen A. Hill
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Name:  Stephen A. Hill
Title: President and Chief Executive Officer


/s/ Louise A. Mawhinney
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Louise A. Mawhinney
Title: Vice President, Chief Financial Officer and Treasurer